1933 Act Registration No. 33-98164
                       1940 Act Registration No. 811-9112

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                      Pre-Effective Amendment No. ____ [ ]
                       Post-Effective Amendment No. 10 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              Amendment No. 13 [X]


                        (Check appropriate box or boxes)

                        EACM SELECT MANAGERS EQUITY FUND
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
                        200 Connecticut Avenue, Suite 700
                         Norwalk, Connecticut 06854-1958
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 855-2200

              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

           Andrew R. Mylott                                copy to:
    Vice President and Secretary                         Martin L. Budd
        Evaluation Associates                        Day Berry & Howard 200
   Capital Markets, Incorporated                   One Canterbury Green
    Connecticut Avenue, Suite 700               Stamford, Connecticut 06901-2047
    Norwalk, Connecticut 06854-1958

                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately  upon  filing  pursuant  to  paragraph  (b)
[X] on May 1,  2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Replaced:Shares of Beneficial Interest, of no par value

                        EACM SELECT MANAGERS EQUITY FUND

                                        ~

                             PROSPECTUS MAY 1, 2004

--------------------------------------------------------------------------------



                                   EACM Select Managers Equity Fund ("the Fund")
                                   is   an   open-end   diversified   management
                                   investment company.


                                   The Fund's objective is long-term capital appreciation.

                                   The Fund invests primarily in common stocks.
[GRAPHIC OMITTED]
                                   The Fund's assets are managed by multiple Subadvisers.

                                   The Fund is designed for investors who want the potential for long-term capital gains historically provided by common stocks.

                                   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                       ~




                                               [EACM SELECT LOGO}


                                          EACM Select Managers Equity Fund
                                          EACM Securities Inc. - Distributor
                                          200 Connecticut Avenue
                                          Sixth Floor
                                          Norwalk, CT 06854-1958



--------------------------------------------------------------------------------

                              EACM SECURITIES INC.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                        ~



I.   THE EACM SELECT MANAGERS EQUITY FUND ..................................   2

--------------------------------------------------------------------------------
       This section gives an overview of the Fund's objectives, its investment advisory arrangements, its distributor, its price, and the principal risks involved in investing in the Fund. It also includes charts and tables showing the Fund's past performance and its expenses.
--------------------------------------------------------------------------------

II. THE FUND IN DETAIL .....................................................   5

--------------------------------------------------------------------------------
       This section describes the Fund in detail. It includes its investment objective and policies, its investment techniques and associated risks, its management, the compensation arrangements for its managers, and a biography of its Portfolio Manager.
--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION ...............................................   8

--------------------------------------------------------------------------------
       This section tells you how to buy or sell shares. It also includes information about share valuation, Fund dividends and distributions, and about tax matters.
--------------------------------------------------------------------------------

IV. FINANCIAL HIGHLIGHTS ...................................................  13

--------------------------------------------------------------------------------
       The financial highlights table will help you understand the Fund's financial performance for the past five years.
--------------------------------------------------------------------------------

                                       ~

                           I. THE EACM SELECT MANAGERS
                                   EQUITY FUND
                                        ~


      This section gives an overview of the Fund's objectives, its investment advisory arrangements, its distributor, its price, and the principal risks involved in investing in the Fund. It also includes a chart and tables showing the Fund's past performance and its fees and expenses.

FUND DESCRIPTION

      OBJECTIVE: The Fund aims for long-term capital appreciation.


PRINCIPAL STRATEGIES

     THE INVESTMENT ADVISER: The Fund is managed by Evaluation Associates Capital Markets, Inc., (the "Manager"), a registered investment adviser. The Manager selects, supervises, and allocates assets among the Fund's Subadvisers.

      The Fund uses Subadvisers who invest primarily in domestic common stocks issued by companies of any size.

      THE SUBADVISERS: The Fund has five Subadvisers:

      o Chartwell Investment Partners seeks capital appreciation by investing primarily in established large and mid-cap companies with consistent earnings growth that they believe are undervalued.

      o Iridian Asset Management LLC primarily invests according to a value philosophy in securities of larger companies.


      o Goldman Sachs Asset Management, L.P. primarily invests for both growth and value in securities of medium to large sized companies.


      o Mastrapasqua Asset Management, Inc. primarily invests for growth in securities of companies of all sizes.


      o Siphron Capital Management primarily invests in large growth companies that have a valuable franchise or brand name.


      Growth strategy seeks stocks which have above average earnings growth potential. A value strategy seeks stocks which trade at prices that are below their worth in relation to their earnings.

      PRINCIPAL RISKS: There can be no assurance that the Fund will achieve its investment objective. Equity investments are subject to ordinary market risks--prices move up and down and investors of the Fund may lose money. Some additional risks arise from investing in small and medium-sized companies, which may have limited markets and are subject to volatility and limited credit availability. The Fund is relatively small in size; therefore, its expenses may amount to a disproportionate percentage of average net assets.

                                       ~

      The information stated below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual total returns for 1-year, 5-year and since inception compared with those of a broad measure of market performance. THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS.

PERFORMANCE

                                [GRAPH OMITTED]

      Highest Quarter:      22.38% (9/30/99 to 12/31/99)
      Lowest Quarter:       -17.46% (6/30/01 to 9/30/01)


             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/03

                                          1 YEAR         5 YEARS    SINCE INCEPTION (1/2/96)
                                          ------         ------     -----------------------
The Fund
  Return Before Taxes                      28.92%          0.67%                8.26%
  Return After Taxes
   on Distributions                        28.91%         -0.73%                5.23%
  Return After Taxes on
   Distributions and Sale of
   Fund Shares*                            18.80%          0.32%                5.85%

S&P 500 INDEX+
  (reflects no deduction
   for fees, expenses or taxes)            28.69%         -0.57%                9.38%

Morningstar Large
  Blend Average (before taxes)#            26.72%         -0.43%                8.19%

---------------------
* When the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the tax benefit of the capital loss increases the return.

+ The S&P 500 is an unmanaged, capitalization-weighted index of 500 commonly traded stocks. Index performance reflects reinvestment of dividends.
     Source: Standard & Poor's.

# Morningstar Large Blend Average is a universe of large-cap blend mutual funds which focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar the S&P 500 Index. For the 1-year, 5-years, and since inception periods ending December 31, 2003 the universe consists of 1442, 916, and 387 funds, respectively. Source: Morningstar Principia Pro Mutual Funds December 2003 release.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in

                                       ~
the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

      FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is sold without sales or redemption charges.


                        EACM SELECT MANAGERS EQUITY FUND

     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
     Management Fees+                                                                 0.92%
     Other Expenses                                                                   1.14%
-----------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses+                                            2.06%+

   + After fee  waiver,  Management  fees  were  0.11%  and  Total  Annual  Fund
     Operating Expenses were 1.25%. The Manager waived a part of its fee for the first eight years of operation of the Fund. The Manager has also committed to waive a similar portion of its fees for the current operating year of the Fund. The current waiver period ends on December 31, 2004. This waiver has varied to the extent necessary to limit overall Fund expenses to 1.25%. Total Annual Fund operating expenses assume a constant net asset value for the Fund.

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a hypothetical $10,000 investment. The example assumes an annual return of 5% with redemption at the end of each time period, assuming operation expenses remain the same. In a real investment in the Fund, your actual costs may be higher or lower than those shown.

--------------------------------------------------------------------------------
                                     EXAMPLE
--------------------------------------------------------------------------------

     1 year                                                              $  209
     3 years                                                             $  646
     5 years                                                             $1,108
     10 years                                                            $2,390


                                       ~

                             II. THE FUND IN DETAIL
                                        ~

      This section describes the Fund in detail. It includes its investment objective and policies, its investment techniques and associated risks, its management, the compensation arrangements for its managers, and a biography of its Portfolio Manager.

INVESTMENT OBJECTIVE AND POLICIES

      OBJECTIVE: The Fund's objective is long-term capital appreciation. There can be no assurance the Fund will achieve its objective. The Fund's objective is a fundamental policy. That means it may not be changed without majority shareholder approval.

      KINDS OF SECURITIES IN THE FUND: The Fund's policy is to invest at least 65% of its assets in equity securities (primarily common stock). This is also a fundamental policy that cannot be changed without approval of a majority of the Fund's shareholders. For temporary defensive purposes, the Fund may place all or a part of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities, and obligations of banks. When the Fund takes a defensive position, it may not meet its investment objective.

      HOW THE FUND INVESTS: The Fund employs a diversified, manager-of-managers investment approach. It selects multiple Subadvisers of various equity styles and allocates the Fund's assets among them. The Fund's Manager recommends the hiring, termination and replacement of the Subadvisers. These Subadvisers invest in equity securities, mostly common stocks.

      The Fund may also invest, to a limited extent, in fixed income securities for current income and capital preservation. These securities will have a maximum remaining maturity of 15 years. These securities include: Securities issued by the U.S. Government and some of its agencies and instrumentalities; corporate bonds or debentures rated not less than Aa2 by Moody's Investors Services, Inc. ("Moody's") or AA by Standard and Poor's Corporation ("S&P"); or unrated debt securities determined by the appropriate Subadviser to be of quality comparable to the Moody's or S&P ratings. Some convertibles may be rated lower.

      It is estimated that the Fund's portfolio turnover rate will not exceed 125% in any year. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for Federal income tax purposes as ordinary income.

      The Fund operates under investment limitations which may not be changed without majority shareholder approval. You may read these rules in the Statement of Additional Information ("SAI").

      HOW THE FUND SELLS: A Subadviser will sell securities for one or more of the following reasons: target price or valuation is met; company begins to deteriorate; or a better investment opportunity becomes available.

                                       ~

      PRINCIPAL RISKS, AND HOW THE FUND HANDLES THEM: All investments and all investing techniques involve risks. The Fund's characteristic risks are:

      o Market risk is the risk associated with rising or falling prices resulting from changing market conditions or from changing fortunes of companies that issue securities. To handle market risk, the Fund invests in a diversified portfolio. In addition, the Fund attempts to diversify risk by hiring multiple Subadvisers, each of which manages its investments in different ways. Diversification cannot eliminate all risk. Furthermore, there is no guarantee that the manager will succeed in diversifying risk by allocating to different Subadvisers (e.g., there may be overlap in investments by the Subadvisers). You should expect your Fund shares to rise and fall in price. You may lose money if you invest in the Fund.

      o Securities of small- and medium-sized companies may have more limited markets than the securities of larger companies. This may make them harder to sell if their prices drop. Securities of these companies may also swing more widely in price than the securities of larger companies. The Subadvisers seek securities with a high relative value compared to comparable companies (value strategy), and with above-average potential for increases in profitability and share price (growth strategy).

      o Its relatively smaller size (as of now) may make Fund expenses disproportionately large until the Fund grows more in size, if at all.

MANAGEMENT OF THE FUND

      THE BOARD OF TRUSTEES: The Board of Trustees of the Fund (the "Trustees") supervises the overall operations of the Fund, in accordance with the Investment Company Act of 1940 ("the 1940 Act") and Massachusetts General Laws. The Trustees appoint the officers of the Fund every year and approve the selection and termination of the Subadvisers.


      THE MANAGER: Evaluation Associates Capital Markets, Incorporated, 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958 ("the Manager"). Under a Management Agreement, the Manager acts as investment adviser to the Fund. The Manager, subject to the authority of the Trustees, manages the overall business affairs of the Fund, selects and terminates the Subadvisers, and allocates portfolio assets among the Subadvisers. The Manager is ultimately responsible for the Fund's performance.

      The Manager is a wholly-owned subsidiary of EACM Partners, L.P., also called the "Parent." The Parent is owned by a total of 35 employee and non-employee investors, none of whom holds more than 25% of the Parent's outstanding equity interests.

      The Parent, both directly and through the Manager, provides investment advisory services to a number of institutional and high net worth individual clients. The Parent, both directly and through its subsidiaries (including the Manager), had approximately $3.7 billion in discretionary assets under management as of December 31, 2003.

      COMPENSATION AND OTHER EXPENSES: As compensation for its services, the Manager earns a fee, payable quarterly, at the annual rate of 0.92% of the average daily net asset value of the Fund. In 2003, after fee waivers, the manager earned 0.01% of the average net asset value of the Fund.

      The Manager agreed to waive a part of its fees since inception of Fund operations, and has similarly agreed to waive its fees for the current year. This period expires on December 31, 2004. The waiver caps overall Fund expenses at 1.25% (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) of


                                       ~
the average daily net asset value of the Fund. The Manager may terminate this waiver at any time, at its own discretion. Shareholders will be notified of any waiver change at the time it becomes effective.

      THE SUBADVISERS: The Fund currently has five Subadvisers.


      o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, formed in 1997, is 100% employee owned. As of December 31, 2003, assets under management totaled approximately $6.7 billion.

      o Iridian Asset Management LLC, 276 Post Road West, Westport, Connecticut 06880-4704, commenced independent operations in March 1996 owned principally by its senior investment professionals. The firm is now majority owned by BIAM (US) Inc., an indirect wholly-owned subsidiary of the Bank of Ireland, while key management employees own an indirect minority interest. As of December 31, 2003, assets under management totaled approximately $9.3 billion.

      o Goldman Sachs Asset Management, L.P. ("GSAM"), 2502 Rocky Point Drive, Tampa, Florida 33607, formed in 1976, serves as sub-adviser to the Fund. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), served as the Fund's sub-adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities for the Fund. As of December 31, 2003, assets under management totaled approximately $28.3 billion.

      o Mastrapasqua Asset Management, Inc., 814 Church Street, Nashville, Tennessee 37203, formed in 1993, is wholly owned by Frank Mastrapasqua. As of December 31, 2003, assets under management totaled approximately $1.1 billion.

      o Siphron Capital Management, 280 South Beverly Drive, Suite 412, Beverly Hills, California 90212, formed in 1991, is wholly owned by David Siphron, Peter Siphron and Melissa Siphron. As of December 31, 2003, assets under management totaled approximately $306 million.


      The Manager pays a part of its fees to the Subadvisers, who receive no compensation directly from the fund.

            SUBADVISER FEES PAID BY MANAGER FROM ITS MANAGEMENT FEES

                                                        ANNUAL PERCENTAGE RATE
                                                        ----------------------
Chartwell Investment Partners                                    .375%
Iridian Asset Management LLC                                     .250%
Goldman Sachs Asset Management, L.P.                             .375%
Mastrapasqua Asset Management, Inc.                              .375%
Siphron Capital Management                                       .375%

      Subadviser fees are expressed as a per-year percentage of the average of the monthly net asset values of the assets of the Fund managed by each Subadviser. Subadvisers will not always be paid at the same rate. If the rates differ, the Manager will retain a varying amount of the management fee.


      THE PORTFOLIO MANAGER: Mr. Keith Stransky, Executive Vice President of the Manager, serves as portfolio manager of the Fund. He has also been Director of Traditional Funds Management and Research for the Manager since 1991. In that position, he manages and researches the Manager's traditional investment vehicles. He has been employed by the Parent since 1983 and has been portfolio manager of the Fund since its inception. Mr. Stransky has worked in the investment management industry since 1975. He is a Chartered Financial Analyst
(CFA).


                                       ~

                          III. SHAREHOLDER INFORMATION
                                        ~

--------------------------------------------------------------------------------
      This section tells you how to buy or sell shares. It also includes information about share valuation, Fund dividends and distributions, and tax matters.
--------------------------------------------------------------------------------

BUYING SHARES


      You may buy Fund shares, which are offered on a continuous basis, at the net asset value (NAV) per share next computed after the Transfer Agent receives your order. Orders received by the Fund or the Transfer Agent before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time on any business day will be filled at the NAV computed for that day. Orders received after the close of the New York Stock Exchange will be filled at the NAV computed on the next business day. The wire transfer deadline is 3:00 p.m. Eastern time.

      To buy shares directly from the Fund, send an account application and a check (U.S. bank, U.S. dollars) payable to EACM Select Managers Equity Fund to:

           EACM Select Managers Equity Fund
           c/o DST Systems, Inc.
           P.O. Box 219563
           Kansas City, Missouri 64121-9563


      Send overnight deliveries to:


           EACM Select Managers Equity Fund
           c/o DST Systems, Inc.
           210 W. 10th St., 8th Flr.
           Kansas City, Missouri 64105


      For Fed Funds or wire  purchase  information,  call the Transfer  Agent at
(800) 798-8055.

      Minimum purchase requirements:

      Initial investment                                                 $50,000
      Additional investment                                                1,000

      The   Fund   or  the   Manager   may   waive   these   minimums   in  some
circumstances--e.g., for share purchases by employees of the Parent or its affiliates or purchases through broker-dealer omnibus accounts.

      If your check bounces, your order will be cancelled, and you will be responsible for any loss the Fund incurs. The Fund may also bar you from buying shares in the future. To make sure that checks are collected, the Fund does not allow the sale of shares purchased by check until the original check clears. That could take as long as 15 days.

      The Fund does not issue share certificates.

      You may also buy Fund shares by exchanging other securities for them subject to the Manager's approval. This is called an "in-kind purchase." You must submit a written description of the securities you propose to exchange. Call the Manager at (203) 855-2255 (call collect) for instructions about submitting this description. The Manager will respond to your request within five business days. If the Manager

                                       ~
approves the exchange, the Manager will provide you with a transmittal form, which you must fill out and return to the Manager.

      The securities you propose to exchange are valued as described below under "Valuation of Shares," in the same way as Fund shares. These values may change between the time you first offer securities to the Fund and the time the exchange is actually made.

      You may have a gain or loss for Federal income tax purposes from an in-kind exchange. See "Federal Income Tax Status" in the SAI.

      All interest, dividends, and subscription or other rights which go "ex" after the time of valuation in connection with the securities you tender to the Fund become the property of the Fund, and you must deliver them forthwith to the Fund as soon as you receive them from the issuer.

      You may be required to represent and agree that all securities offered to the Fund are not subject to any restriction upon their sale by the Fund under Federal securities laws, or otherwise.

SELLING (REDEEMING) SHARES

      You may sell (redeem) Fund shares at any time at their net asset value. If the Fund receives your sell order before the close of trading on the NYSE on a day when the Transfer Agent is open, you will receive the NAV determined on that day. Orders received after that time will be sold at the NAV determined on the next day. Do not send sell orders to the Fund at the address on the front of this prospectus. Sell orders must be sent to the Transfer Agent at:


           EACM Select Managers Equity Fund
           DST Systems, Inc.
           P.O. Box 219563
           Kansas City, Missouri 64121-9563


      Overnight delivery service address:


           EACM Select Managers Equity Fund
           DST Systems, Inc.
           210 W. 10th Street, 8th Floor
           Kansas City, Missouri 64105


      A written sale (redemption) order must include:

      o  The name of the Fund

      o  Your account name and number

      o  The number of shares or dollar amount to be sold

      o  Your signature

      If you sell shares by phone, the Fund or Transfer Agent will confirm your address and bank account information, record your instructions on tape, and confirm your redemption in writing. If there has been a change of address in the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will take reasonable precautions to make sure phone instructions are genuine.

                                       ~

      If you sell more than $1,000 worth of shares, the amount will be wired to a U.S. commercial bank account designated by you. If you sell less than $1,000, the proceeds will be mailed to you at the address of record on the account.

      The Fund may pay for share sales either in cash or in kind. However, the Fund has chosen to pay all redemptions in cash, at a minimum equal to an amount not to exceed the lesser of $250,000 or 1% of the net asset value of the Fund to any single shareholder in any 90-day period. If you receive payment in kind, Fund shares will be valued by the same method described under "Valuation of Shares," below. You will incur brokerage costs when you sell securities received as in-kind payment for Fund shares.

      The Fund reserves the right to redeem accounts that fall below $5,000 because of share sales by the accountholder. The Fund will give you 60 days' notice of such action.

      The Fund may refuse a share sale order within seven days of receiving the order: (1) for any time when the NYSE is closed (other than customary weekends or holidays); (2) when NYSE trading is restricted; (3) when an emergency exists that makes it impracticable to sell or value Fund shares; or (4) for other periods when the Securities and Exchange Commission (SEC) permits such refusal for the protection of shareholders of the Fund.

VALUATION OF SHARES

      The price of Fund shares is based on the Fund's net asset value per share. Fund shares will not be priced on the days on which the New York Stock Exchange is closed for trading.


      Net asset value (NAV) per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined by following generally accepted accounting principles in the United States and applicable rules and regulations of the SEC.


      Shares traded on national exchanges are valued based on the last quoted sale price on or recently before the valuation date. If the securities are traded on more than one exchange, the Fund will use the share value on the principal exchange that trades the shares.

      Over-the-counter securities for which market quotations are readily available are valued on the basis of the last quoted sale price or, lacking any sales, at the last quoted bid price on or before the valuation date.

      Other securities, where market quotes are not readily available, are valued at fair value, determined in good faith according to procedures established by the Trustees.

PURCHASES AND SALES THROUGH AUTHORIZED BROKER-DEALERS

      Certain investors may purchase or sell shares at the net asset value next determined after orders are entered through authorized broker-dealers, or through other authorized processing organizations that may impose transaction fees and charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to investors. Shares purchased in this manner may be treated by the Fund as part of a single account for purposes of minimum initial investment. Investors are not required to utilize the services of a broker-dealer or other processing organization,

                                       ~
and may purchase shares directly from the Fund. Authorized broker-dealers may designate intermediaries to receive purchase and sale orders on behalf of the Fund. In order to facilitate these arrangements, the Fund has appointed several co-transfer agents.

DIVIDENDS AND DISTRIBUTIONS

      The Fund normally makes distributions once a year in December. Distributions of net investment income and capital gains will be in the form of an income dividend. Distributions of long-term capital gains, if any, will be distributed to shareholders as such--and will qualify for the capital gains tax rate. See "Tax Matters."

TAX MATTERS


      All income dividends, including distributions of short-term capital gains, are generally taxable as ordinary dividend income, all or part of which may constitute qualifying dividends for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Dividends designated as capital gains dividends are taxable as long term capital gains.


      If you redeem Fund shares, any gain on the transaction may be subject to Federal income tax.

      Income realized during the year is paid only to those investors who hold Fund shares at the end of the year, not to investors who sold their shares in the course of that year. End-of-year Fund shareholders may be taxed on a disproportionate amount of the entire gains realized by the Fund during the year.

      The Fund has qualified as a regulated investment company. Regulated investment companies distribute substantially all their net income to shareholders, and the companies do not ordinarily pay Federal tax on that income.


      The Fund may, under certain circumstances, be considered a personal holding company. The Fund was so treated for each of its completed tax years. Personal holding company status occurs when on any single day of the last half of the year, 5 or fewer shareholders own more than 50% of a Fund's outstanding shares. In such years, the Fund must and has distributed 100% of its taxable income, or be taxed on its undistributed income at the highest corporate tax rates plus a penalty currently of 15% of the undistributed amount.


      Please consult your tax adviser for more information about your Federal, foreign, state and local tax status in connection with buying, owning, or selling Fund shares.

--------------------------------------------------------------------------------

      THE MANAGER'S AUTHORITY OVER THE SUBADVISERS: The Fund has received an order from the SEC exempting the Fund from certain provisions of the Investment Company Act of 1940 (the "1940 Act"). This order entitles the Manager, subject to approval of the Trustees, to hire and fire Subadvisers, to change terms of sub-advisory agreements, or to continue the engagement of particular Subadvisers after events which would otherwise require their automatic termination under the 1940 Act. Shareholders still have the right to terminate a Subadviser agreement on their own at any time by a vote of a majority of outstanding shares.

                                       ~

      THE TRANSFER AGENT: DST Systems, Inc., 210 W. 10th Street, 8th Floor, Kansas City, Missouri 64105, serves as the Fund's transfer, dividend disbursing, and shareholder servicing agent.


      THE DISTRIBUTOR: EACM Securities Inc. (the "Distributor"), 200 Connecticut Avenue, Norwalk, Connecticut 06854-1958, an affiliate of the Manager, serves as distributor of the Fund's shares. The Manager may pay certain financial institutions that are not affiliated with the Fund or the Distributor out of its own funds in connection with some sales to shareholders.


      SHARE PRICE FOR PURCHASE OR SALE: You buy Fund shares from the Distributor at the net asset value (NAV) per share next computed after your order is received by the Transfer Agent.

      Minimum initial investment*                                        $50,000
      Minimum subsequent investment                                        1,000

----------------------
* The minimum investment requirement may be waived by the Fund or the Manager when purchases are made through certain Broker-Dealers or in certain other circumstances.

                                       ~

                            IV. FINANCIAL HIGHLIGHTS
                                        ~

      The financial highlights table will help you understand the Fund's financial performance for the past five years. Some parts of the table show financial results for a single Fund share. The "total investment return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements and notes to the financial statements, is included in the annual report incorporated by reference (available on request).

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:


                                                     YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       2003       2002       2001       2000       1999
                                     --------   --------   --------   --------   --------
Net Asset Value, Beginning
  of Year ........................   $  5.85    $  7.80    $  9.02    $ 11.13    $ 10.29
                                     --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income
  (Loss) .........................        --(c)   (0.01)     (0.02)     (0.02)     (0.02)
Net Gain (Loss) on Investments
  (both realized and unrealized)        1.69      (1.94)     (1.20)     (0.58)      3.18
                                     --------   --------   --------   --------   --------
Total From Investment
  Operations .....................      1.69      (1.95)     (1.22)     (0.60)      3.16
Less Distributions from:
  Net Investment Income ..........        --(c)      --         --         --         --
  Net Realized Gain
    on Investments ...............        --         --         --      (1.51)     (2.32)
                                     --------   --------   --------   --------   --------
Total Distributions ..............        --         --         --      (1.51)     (2.32)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR .....   $  7.54    $  5.85     $ 7.80    $  9.02    $ 11.13
                                     ========   ========   ========   ========   ========
Total Investment Return(a) .......     28.92%    (25.00%)   (13.53%)    (5.39%)    30.71%

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Year (000) ....   $42,538    $35,166    $50,137    $63,748    $65,545
Ratio of Gross Expenses
  to Average Net Assets ..........      2.06%      1.85%      1.66%      1.56%      1.60%
Ratio of Net Expenses
  to Average Net Assets ..........      1.15%      1.15%      1.15%      1.15%      1.15%
Ratio of Net Investment
  Income (Loss)to
  Average Net Assets(b) ..........      0.02%     (0.13%)    (0.21%)    (0.21%)    (0.19%)
Portfolio Turnover Rate ..........        77%        50%        70%        93%        82%

---------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the year.

(b)  Ratios  would have been  (0.89%),  (0.83%),  (0.72%),  (0.62%) and (0.64%), respectively, had the Manager not waived and assumed expenses.

(c)  Amount represents $0.002 per share.

                                        ~

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                                        ~

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                                        ~

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                                        ~

--------------------------------------------------------------------------------



     For more detailed  information,  see the
statement of  Additional  Information  (SAI),
which is  incorporated by reference into this
prospectus.  You  can  get  more  information
about the  Fund's  investments  in the Fund's
annual    and    semi-annual    reports    to
shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      For  copies  of  SAIs,  semi-annual  or
annual  reports  at no  charge  and for other
information   and  inquiries   regarding  the
Fund...

o    Call the Fund at the number below.


         EACM Securities Inc.
         200 Connecticut Avenue, Sixth Floor           [GRAPHIC OMITTED]
         Norwalk, Connecticut 06854-1985
         (203) 855-2255 (call collect)
         www.eacmselect.com


      For  copies  of  SAIs,  semi-annual  or
annual reports, investors may also...

o    Go to the Public  Reference  Room of the
     Securities   and   Exchange   Commission
     (SEC).

o Call the SEC at (202) 942-8090, or write to them at the Public Reference Section
     Washington, D.C. 20549-0102, and ask them to send you a copy. There is a duplicating fee for this service.

o Download documents from the SEC's web-site at http:\\www.sec.gov. You may also make an electronic request of the SEC for documents at the following e-mail address: publicinfo@sec.gov.

     SEC Registration Number #811-9112



     [EACM SELECT LOGO]

                        EACM SELECT MANAGERS EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004

      200 CONNECTICUT AVENUE, SIXTH FLOOR, NORWALK, CONNECTICUT 06854-1958
                          (203) 855-2255 (CALL COLLECT)


                       SHAREHOLDER SERVICES (800) 798-8055


     This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus. This Statement of Additional Information relates to EACMSelect Managers Equity Fund (the "Fund"), which was formed on September 27, 1995 as a Massachusetts Business Trust. Shares of the Fund were offered to the public beginning January 2, 1996.


                                TABLE OF CONTENTS

Investment Restrictions And Operating Policies ...........................     1
Risk Factors .............................................................     2
Portfolio Turnover .......................................................     4
Trustees And Officers ....................................................     4
Principal Shareholders Of The Fund .......................................     6
Investment Advisory And Other Services ...................................     7
Transactions In Portfolio Securities .....................................    10
Shares Of The Fund .......................................................    11
Purchase And Pricing .....................................................    11
Federal Income Tax Status ................................................    12
Performance Data .........................................................    14
Dividends And Distributions ..............................................    17
Description Of Shares And Voting Rights ..................................    17
Financial Statements .....................................................    17


     This Statement of Additional Information relates to EACM Select Managers Equity Fund (the "Fund"). This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectus of the Fund dated May 1, 2004, copies of which may be obtained without charge by contacting EACM Securities Inc. at 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958, (203) 855-2255 (call collect).

                 INVESTMENT RESTRICTIONS AND OPERATING POLICIES

     The Fund is an open-end diversified management investment company. Except as described below, the following investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

    1.Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment, the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets.

    2.Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction. (Unless otherwise provided, for purposes of this restriction, the term "industry" shall be defined by reference to the Securities and Exchange Commission ("SEC") Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.)

    3.Acquire more than 10% of the outstanding voting securities of any one issuer.

    4.Borrow amounts in excess of 33 1/3% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

    5.Invest more than 15% of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days' demand, and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

    6.Invest in companies for the purpose of exercising control or management.

    7.Purchase or sell real estate, provided, however, that it may (subject to the Board of Trustees' approval), invest in securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein.

    8.Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon (subject to Board of Trustees approval).

    9.Engage in the business of underwriting securities issued by others.

   10.Participate  on a  joint  or a  joint-and-several  basis  in  any  trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any Subadviser in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

   11.Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which is publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard and Poor's, although convertible securities may have lower ratings, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements."

   12.Purchase the securities of other investment companies, except where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (c) 10% of the Fund's total assets, taken at market value, would be invested in all such securities (except for mergers of investment companies).


   13.Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Subadvisers and their affiliates, except as permitted by the 1940 Act and except for the purchase of the Fund's initial assets from certain investors in The EACM Small Managers Equity Fund Trust.


   14.Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or the Manager or a Subadviser or their directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

   15.Issue senior securities.

   16.Invest more than 35% of its total assets in securities which are not equity securities; provided, however, that the Fund may at times, for defensive purposes, temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Subadviser, such investments are appropriate in light of economic or market conditions.

     In addition to the foregoing investment restrictions which may not be changed without Shareholder approval, the Fund is subject to the following operating policies which may be amended by the Fund's Board of Trustees (the "Trustees"). Pursuant to these operating policies, the Fund may not:

    1.Invest in real estate limited partnership interests.

    2.Invest in oil, gas or mineral leases.

    3.Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, or invest more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

    4.Purchase or sell a futures contract or an option thereon.

    5.Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

    6.Effect short sales of securities.

    7.Purchase or sell put or call options.

    8.Purchase or sell mortgage-backed debt securities.

    9.Borrow cash in amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, except for temporary purposes.

                                  RISK FACTORS

     In addition to the general risks associated with the Fund, which are described on page two of the Prospectus, certain types of securities in which the Fund invests from time to time present more specific risks.

                               FOREIGN SECURITIES

     While the Fund does not directly invest in foreign securities, it may invest to a limited extent in sponsored or unsponsored American Depositary Receipts ("ADRs") or other investment companies that invest in foreign securities, so the performance of these investments will depend upon the performance of the underlying foreign securities. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. Investments in foreign securities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments.

     In addition, foreign countries may have less well-developed securities markets as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                               ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the appropriate Subadviser, subject to the review of the Trustees, determines that such securities have a readily available market.

                              REPURCHASE AGREEMENTS

     In a repurchase transaction, the Fund purchases a security from a bank or broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying security and the value received upon disposal being less than the amounts due the Fund. The Fund may not invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds 15% of the value of the Fund's net assets.

                                    WARRANTS


     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specific price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment), and not more than 2% of its net assets will be invested in warrants or rights not listed on the New York Stock Exchange or American Stock Exchange.


                              INVESTMENT COMPANIES

     The Fund may invest in other registered investment companies, which in turn invest in the types of securities discussed in the preceding paragraphs. As such, the performance of the Fund's investments in those other investment companies will be subject to the sorts of risks described above. Pursuant to the 1940 Act, the Fund may acquire no more than 3% of the outstanding voting stock of any single investment company, and it may invest no more than 5% of its assets in any one investment company, and no more than 10% of its assets (in each case taken at market value and measured immediately after giving effect to such investment) in all of the investment companies whose securities it owns.

     When the Fund invests in the securities of other registered investment companies, certain expenses, such as management fees, will be duplicated.

                               PORTFOLIO TURNOVER

     Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund expects to engage in a substantial number of portfolio transactions and may dispose of securities without regard to the timing of such a disposition if, for defensive or other purposes, such a disposition is, in the opinion of the Subadvisers, in the best interest of the Fund. It is estimated that the Fund's portfolio turnover rate will not exceed 125% in any year. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which when distributed to shareholders, are treated for Federal income tax purposes as ordinary income.


     For information regarding the Fund's proxy voting policies and procedures refer to Appendix A.

                        EACM SELECT MANAGERS EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S NAME,
ADDRESS1, DATE OF BIRTH,
POSITION(S) HELD WITH FUND AND
LENGTH OF SERVICE AS AN EACM                                                                        OTHER DIRECTORSHIPS
SELECT TRUSTEE OR OFFICER2:       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS:                   HELD:
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

Phillip N. Maisano (5/15/47)*+#   Chairman, Chief Executive Officer, President and Director of      None
Trustee, Chief Executive Officer  EACM Holding Corporation ("Holding"), which is the general
and President since 1995          partner of EACM Partners, L.P., an investment consulting and management company and parent of the Manager, (the
                                  "Parent"); Chairman, Chief Executive Officer and Director of
                                  Evaluation Associates Capital Markets, Incorporated (the
                                  "Manager"), an investment management company and investment adviser to the Fund; Chairman and Director of EACM
                                  Securities Inc. (the "Distributor"), a registered
                                  broker/dealer and the distributor for the Fund.
----------------------------------------------------------------------------------------------------------------------------------
Keith Stransky (5/20/51)*#        Senior Vice President of Holding; Executive Vice President of     None
Trustee and Senior Vice           the Manager.
President since 1995
----------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

Charles E. Collard (6/11/33) @^   President, Collard Network L.L.C., insurance claims and lawsuit   None
Trustee since 1995                consulting company.
----------------------------------------------------------------------------------------------------------------------------------
Neal Jewell (2/12/35) @^          Retired/part-time independent consultant.                         Trustee of Diversified
Trustee since 1995                                                                                  Investment Portfolios
                                                                                                    (18 Funds)
----------------------------------------------------------------------------------------------------------------------------------
James Schuppenhauer               Vice President, Administration and Finance, Belmont               None
(5/28/43)+@^                      Abbey College.
Trustee since 1995
----------------------------------------------------------------------------------------------------------------------------------

                        EACM SELECT MANAGERS EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S NAME,
ADDRESS1, DATE OF BIRTH,
POSITION(S) HELD WITH FUND AND
LENGTH OF SERVICE AS AN EACM                                                                        OTHER DIRECTORSHIPS
SELECT TRUSTEE OR OFFICER2:       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS:                   HELD:
----------------------------------------------------------------------------------------------------------------------------------


OFFICERS (CONT'D)

Peter Gwiazdowski (10/7/53)*      Vice President and Treasurer of the Manager.                     None
Treasurer (Chief Financial &
Accounting Officer) since 1995
----------------------------------------------------------------------------------------------------------------------------------
Thaddeus Leszczynski              Counsultant. Formerly Vice President, International              None
(12/17/46)                        Business and Strategic Development, Prudential
99 Park Avenue                    Insurance Company.
New York, NY 10016
Assistant Secretary since 2004
----------------------------------------------------------------------------------------------------------------------------------
Andrew R. Mylott (7/23/64)*       Associate, Schulte Roth & Zabel LLP (1996-1999); Counsel         None
Vice President and                to the Manager (1999-2000); Vice President and Counsel
Secretary since 2003              of the Manager, Holding and the Distributor.
----------------------------------------------------------------------------------------------------------------------------------

1 The address for each Trustee/Officer is 200 Connecticut Avenue, Sixth Floor, Norwalk, CT 06854, except where noted.


2 Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.


*  An "interested person" as defined in the Investment Company Act of 1940.

+ Member of the Executive Committee--exercises general powers of Board of Trustees between meetings of the Board. The committee did not meet in 2003.

# Member of the Nominating Committee for interested Trustees. Such committee will not consider nominees recommended by shareholders. The committee did not meet in 2003.

^  Member  of  the  Nominating  Committee  for  non-interested   Trustees.  Such
   committee will not consider nominees recommended by shareholders. The committee did not meet in 2003.

@  Member  of  the  Audit   Committee--reviews   fees,   services,   procedures,
   conclusions and recommendations of independent auditors. The Audit Committee met three times in the year ended December 31, 2003.

     As of December 31, 2003, Trustees benefically own shares of the Fund in the amounts indicated below:


                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                           REGISTERED
                             DOLLAR RANGE             COMPANIES OVERSEEN BY
                           EQUITY SECURITIES          TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               IN THE FUND             INVESTMENT COMPANIES
----------------            ---------------           ---------------------

Phillip N. Maisano             $100,000+                    $100,000+
Keith Stransky                 $100,000+                    $100,000+
James Schuppenhauer        $10,001 - $50,000            $10,001 - $50,000
Charles E. Collard         $10,001 - $50,000            $10,001 - $50,000
Neal Jewell                 $1,000 - $10,000             $1,000 - $10,000



     The Trustees of the Fund who are not "interested" persons of the Fund (as defined in the 1940 Act) each receive an annual retainer of $10,000. During the year ended December 31, 2003, no Trustee or executive officer of the Fund or any affiliated person of the Fund received annual compensation from the Fund in excess of $60,000. Each of such Trustees and their immediate family have no interest in any subadviser to the Fund.

                                                       PENSION OR RETIRE-
                                                          MENT BENEFITS          ANNUAL         COMPENSATION
                                         AGGREGATE       ACCRUED AS PART        BENEFITS        FROM THE FUND
NAME OF PERSON,                        COMPENSATION     OF FUND EXPENSES          UPON             AND FUND
POSITION                               FROM THE FUND       TO TRUSTEES         RETIREMENT        COMPLEX PAID
--------------                         --------------    ----------------   ----------------    --------------

P.N. Maisano                                   $0                 $0                 $0                  $0
Trustee and President
K. Stransky                                    $0                 $0                 $0                  $0
Trustee and Senior Vice President
Charles Collard                           $10,000                 $0                 $0             $10,000
Trustee
Neal Jewell                               $10,000                 $0                 $0             $10,000
Trustee
James Schuppenhauer                       $10,000                 $0                 $0             $10,000
Trustee


                       PRINCIPAL SHAREHOLDERS OF THE FUND


     As of April 1, 2004, the following persons or entities owned, beneficially or of record, 5 percent or more of the Fund's outstanding shares:

                                      PERCENTAGE FUND       OWNED OF RECORD,
NAME & ADDRESS                          SHARES OWNED      BENEFICIALLY OR BOTH
---------------                        ---------------     ------------------

Charles Schwab & Co., Inc.                28.0.%          Owned of Record and/or
100 Montgomery Street                                          Beneficially
San Francisco, CA 94118

Radford University Foundation Inc.         14.8%          Owned of Record and/or
7512 Lee Highway                                               Beneficially
Radford, VA 24142

ING Reliastar                              13.2%          Owned of Record and/or
151 Farmington Avenue                                          Beneficially
Hartford, CT 06156-0001

Mary D. Walsh Trust                        10.8%          Owned of Record and/or
3392 Barrow Island Road                                        Beneficially
Johnathan's Island
Jupiter, FL 33477-1379

Sandy Hill Foundation                       9.9%          Owned of Record and/or
330 South Street                                               Beneficially
Morristown, NJ 07962-1975

Carmen M. Nevares                           7.2%              Owned of Record
Green Valley K-3
Garden Hills, Guaynado, PR 00966

American Express Trust Co.                  5.8%         Owned of Record and/or
996 AXP Financial Center                                       Beneficially
Minneapolis, MN 55474-0009

     All Trustees and officers as a group had direct ownership interests in less than 1% of the outstanding shares of the Fund as of April 1, 2004. Keith Stransky, a Trustee and officer of the Fund, and Andrew R. Mylott, an officer of the Fund, are on the com-mittee overseeing the Parent's role as Plan Administrator for the EACM 401(k) Plan. The EACM 401(k) Plan owns approximately 22% of the Fund's shares indirectly through its trustee and custodian, Charles Schwab & Co.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


     The Fund is governed by the Trustees, who are responsible for the broad supervision and overall direction of the Fund. The Fund has engaged the Manager, Evaluation Associates Capital Markets, Incorporated, 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854, as the investment adviser and administrative manager of the Fund. The assets of the Fund are managed by asset managers (the "Subadvisers"), who are selected by the Manager, subject to the oversight of the Trustees. The Manager also handles the day-to-day administration of the Fund, which function has, in part, been contracted out to a third-party administrator, as discussed herein.


     The Manager selects the Subadvisers and, subject to the approval of the Trustees, allocates assets of the Fund to the Subadvisers based on its continuing qualitative and quantitative assessment of the Subadvisers' skills in managing assets. Unlike many other mutual funds, the Fund does not depend upon the talents of one investment adviser. Rather, the Manager selects multiple subadvisers to manage the assets of the Fund and allocates the assets among those subadvisers, thereby attempting to achieve greater diversity in expertise and investment style than would be the case if the Fund had only one investment manager.

     The Manager, the Parent and their predecessors together have more than twenty years of experience in evaluating investment advisers for individual and institutional investors.

     The Manager allocates the assets of the Fund to the specific Subadvisers. Each Subadviser has discretion, subject to oversight by the Board of Trustees and the Manager, to purchase and sell portfolio assets consistent with the objectives and policies set forth in its particular subadvisory agreement (the "Subadvisory Agreement") and established for it by the Manager. The Manager is paid a management fee by the Fund for its services, and a certain portion of that management fee (as set forth below) is forwarded to the Subadvisers as compensation for their services.

     While the Subadvisers are required to make investment decisions for the Fund independent of any decisions being made for their other clients, the Subadvisers are likely at times to make similar investment decisions for both the Fund and their other clients. When a Subadviser makes simultaneous purchases or sales of securities for both the Fund and one or more of its other clients, the transactions are, to the extent practicable, averaged as to price and allocated as to amount between the Fund and the other clients. In some cases, this averaging and allocation could have a detrimental effect on the price or volume of a security in a particular transaction as far as the Fund is concerned, but the Trustees believe that over time, the ability of the Fund to participate in large volume transactions should be advantageous to the Fund.

     None of the Subadvisers provide any services to the Fund other than pursuant to their Subadvisory Agreements, except that a Subadviser or its affiliated broker-dealer may execute transactions for the Fund and receive a brokerage commission in connection therewith. In addition, a Subadviser may serve as a discretionary or non-discretionary investment adviser to one or more clients of the Manager and its affiliates, and to accounts that are not related to the Manager or its affiliates. Each Subadvisory Agreement requires the Subadviser to act fairly and equitably in selecting investments and allocating investment opportunities, but no Subadviser is required to provide the Fund with preferential treatment.

THE MANAGER AND THE SUBADVISERS


     The Manager is a wholly-owned subsidiary of the Parent, which in turn is owned by its employees and certain non-employee investors. Holding is the general partner of the Parent. No entity owns more than 25% of the equity in the Parent. As a whole, the employees of the Manager own in excess of 25% of the equity in the Parent. The following persons are affiliated with both the Manager and the Fund: Messrs. Maisano, Stransky, Gwiazdowski and Mylott.

     Ownership information as to each of the Subadvisers is as follows:

     Chartwell Investment Partners is wholly owned by its employees.

     Iridian Asset Management LLC is majority owned by BIAM (US) Inc., an indirect, wholly-owned subsidiary of the Bank of Ireland, while key management employees own an indirect minority interest.


     Goldman Sachs Asset Management, L.P. is a separate wholly-owned legal entity of The Goldman Sachs Group, Inc.

     Mastrapasqua Asset Management, Inc. is wholly owned by Frank Mastrapasqua.

     Siphron Capital Management is wholly owned by David, Peter and Melissa Siphron.


     The Manager and each Subadviser to the Fund as well as the Fund's distributor, EACM Securities Inc., have adopted a code of ethics as required by the rules of the Securities and Exchange Commission. These codes of ethics permit personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to specified review procedures.


     THE MANAGEMENT AGREEMENT AND THE SUBADVISORY AGREEMENTS

     The  Fund  has  entered  into  a  Management   Agreement  (the  "Management
Agreement") with the Manager, and the Manager has entered into Subadvisory Agreements with each of the Subadvisers.

     Under the Management Agreement, the Manager (i) subject to the approval of the Trustees selects, evaluates and terminates the Subadvisers and allocates the assets of the Fund among the Subadvisers; (ii) supervises the general investment of Fund assets; (iii) establishes the broad investment strategies for the Fund; and (iv) provides the Fund with certain financial, accounting and statistical information for the Fund's prospectuses and registration statements.

     Under the Management Agreement, the Manager receives 0.92% per annum of the average of the daily net asset value of the Fund. From this amount, the Manager pays the following amounts to each of the Subadvisers (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Subadviser):

     Chartwell Investment Partners--.375%
     Iridian Asset Management LLC--.250%
     Goldman Sachs Asset Management, L.P.--.375%
     Mastrapasqua Asset Management, Inc.--.375%
     Siphron Capital Management--.375%

     The Management Agreement also provides that the Fund will reimburse the Manager on a cost basis in the event that the Manager provides any services involved in maintaining registrations of the Fund and its Shares with the Securities and Exchange Commission, or is involved in the preparation of shareholder reports.


     For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, the Manager received management fees from the Fund totalling $4,288, $94,505, and $220,822, respectively, net of $347,901, $296,994, and $275,952, respectively, in management fees waived in connection with a self-imposed fee waiver. (See "Voluntary Fee Waivers and Expenses Limitations" below.) Of the amounts received by the Manager, the Manager paid the then-existing subadvisers as follows:

                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
SUBADVISER                                            2003               2002               2001
-----------                                       -------------      -------------      ------------

Cohen, Klingenstein &Marks Incorporated              $ 1,122            $ 9,815            $ 3,765(1)
Iridian Asset Mgmt. LLC                              $29,732            $37,101            $45,376
Goldman Sachs Asset Mgmt., L.P.                      $38,522            $43,065            $56,601
Mastrapasqua Asset Management, Inc.                  $20,097            $19,830            $25,121
Siphron Capital Mgmt.                                $25,754            $29,950            $36,339
Peachtree Asset Management                                --                 --            $11,578(2)
Chartwell Investment Partners                        $12,414(3)              --                 --

---------------------
1 For the period September 1 through December 31, 2001.
2 For the period January 1 through August 31, 2001.
3 For the period March 6 through December 31, 2003.

     The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Subadvisers if the Subadvisers are not paid the same fee.


     The Management Agreement with the Manager has been approved by the Trustees, including the Trustees who are not "interested persons" of the Manager under the 1940 Act. The Subadvisory Agreements with the Subadvisers have been approved by the Trustees, including the Trustees who are not "interested persons" of the appropriate Subadviser. The Management Agreement and each of the Subadvisory Agreements was so approved by the Trustees at a meeting held on May 15, 2003. The Management Agreement and each Subadvisory Agreement provide that they shall continue in effect from year to year with respect to the Fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Fund, and (ii) in either event, by a vote of a majority of the Trustees who are not "interested persons" of the Manager or the respective Subadviser.

     In approving the Management Agreement and Subadvisory Agreements, the Trustees considered a number of factors they believe to be relevant to the interests of shareholders of the Fund. Such factors included but were not limited to (i) the nature and quality of investment advice provided, (ii) the cost of comparable services, (iii) expense ratio comparisons, (iv) the adviser's expenses and profits under the agreement, (v) quality of other services performed by the adviser, if any, and (vi) benefits received by the adviser.

     Following their review, the Trustees determined that the terms of the Management Agreement and the Subadvisory Agreements were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders.

     In their deliberations with respect to these matters, the Trustees were advised by their counsel, who were determined by the Trustees who are not interested persons to be "independent legal counsel" within the meaning and intent of SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. Certain matters described above were not considered for each Subadviser.


     Any amendment to the Management Agreement requires the approval of the holders of a majority of the Fund's outstanding shares and of the Trustees. The Management Agreement may be terminated at any time, without penalty, by the Trustees or the holders of a majority of the Fund's outstanding shares upon not more than 60 days' written notice to the Manager. The Management Agreement will terminate automatically if it is assigned by the Manager.

     Any amendment to a Subadvisory Agreement requires the approval of the Manager and the Trustees. The Manager may terminate any Subadvisory Agreement without penalty at any time, subject to the approval of the Trustees. Each Subadvisory Agreement will also terminate automatically if it is assigned, unless the Manager and the Trustees agree to continue such Subadvisory Agreement.

VOLUNTARY FEE WAIVERS AND EXPENSE LIMITATIONS


     The Manager may from time to time, but is not required, to waive all or a portion of the management fees due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. The Manager has committed to waive a portion of its fee for the current operating year of the Fund which ends on December 31, 2004, to the extent necessary to cap overall annual Fund expenses at 1.25% (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) of the average of the daily net asset value of the Fund.


ADMINISTRATIVE SERVICES AND DISTRIBUTION ARRANGEMENTS

     Pursuant to a portfolio accounting and administrative services agreement, Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, is responsible for providing administrative and accounting functions to the Fund. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per-annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than

$100 million, and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation. For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, Van Eck Associates Corporation received fees of $100,000, $100,000, and $107,994, respectively.

     EACM Securities Inc. (the "Distributor"), a wholly-owned subsidiary of the Parent, serves as distributor in connection with the offering of the shares pursuant to a Distribution Agreement with the Fund and acts as agent in arranging the sale of the shares. The Distributor or its affiliates (other than the Fund) bear the expenses associated with the distribution of the shares, including all advertising and promotional expenses and does not receive any fees for services provided pursuant to this agreement.

CUSTODIAN, TRANSFER AGENT, INDEPENDENT AUDITORS AND COUNSEL

     Mellon Trust of New England, N.A., One Boston Place, Boston, Massachusetts 02108, (the "Custodian") acts as custodian for the Fund and is responsible for
(i) holding all cash assets and portfolio securities of the Fund, (ii) releasing and delivering the Fund's securities as directed by the Fund or the Subadvisers,
(iii) collecting all dividends, distributions and other payments due to the Fund, and (iv) making all payments due from the Fund. The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.


     DST Systems, Inc., 210 W. 10th Street, 8th Floor, Kansas City, Missouri 64105, serves as transfer, dividend disbursing and shareholder servicing agent for the Fund.


     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, are the independent auditors for the Fund.


     Day, Berry & Howard LLP, City Place, Hartford, Connecticut 06103, as counsel to the Fund and counsel to the independent Trustees, has rendered opinions on the validity of the shares which were filed with the Securities and Exchange Commission as an exhibit to the Fund's registration statement. Day, Berry & Howard, LLP represents the Parent, the Manager and certain of their affiliates in matters not related to the Fund.

                      TRANSACTIONS IN PORTFOLIO SECURITIES

     Each Subadvisory Agreement provides that the principal objective of each Subadviser in executing portfolio transactions is to achieve the best price and execution available. Most portfolio transactions are expected to be effected in the primary markets, and in assessing best price and execution, the Subadvisers are expected to evaluate a number of considerations, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer selected to execute the transaction, and the reasonableness of any commission paid to that broker or dealer.

     In  certain   instances,   the  Fund  may  enter  into  directed  brokerage
arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Subadvisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction, or as good an execution and price as would otherwise be available. No directed brokerage arrangement will be effected at any time that the Manager has waived all or a portion of its management fee under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

     The Manager and/or one or more of the Subadvisers may use an affiliated broker/dealer to execute transactions on behalf of the Fund. In addition, the Manager may participate in the directed brokerage arrangement described above with an affiliated broker/dealer.

     In addition to the directed brokerage arrangements described above, the Subadvisers, in assessing best price and execution, are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations (particularly the quotations necessary to calculate the Fund's net asset value) and other information provided to the Fund, the Manager or a Subadviser by a specific broker-dealer. Moreover, the Subadvisers are authorized to direct the Fund to pay a commission to a broker-dealer that is greater than the commission which would be paid to another dealer executing the same portfolio transaction, if the Trustees, the Manager or such Subadviser determines in good faith that the higher commission is reasonable in light of the brokerage and research services provided by that broker-dealer. For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, the Fund paid brokerage commissions totalling $90,628, $68,645, and $94,391, respectively on purchases and sales of portfolio securities, of which amount, $23,375(26%), $9,463(14%), and $5,794(6%) was paid to broker-dealers providing research services.


     From time to time, the Trustees review the brokerage commissions paid by the Fund to determine whether such commissions are reasonable in light of the directed brokerage arrangements described above, or in light of the brokerage and research services provided to the Fund by the applicable broker-dealers.

     The Subadvisers may receive brokerage and research services from broker-dealers executing Fund portfolio transactions, which primarily benefit one or more other accounts for which the Subadviser exercises investment discretion. The fees of the Subadvisers are not reduced by reason of their receipt of those services.


     The Subadvisers generally do not provide services to the Fund other than investment management services. However, a Subadviser or its affiliated broker-dealer may execute portfolio transactions for the Fund (either for transactions managed by it or for transactions managed by another Subadviser), and may receive a brokerage commission for such transactions in accordance with
Section 17(e) of the 1940 Act and procedures adopted for such transactions by the Trustees pursuant to rules thereunder. For the year ended December 31, 2003, the Fund paid $3,871 in commissions to Goldman Sachs & Co., a broker-dealer affiliated with one of the Fund's Subadvisers, Goldman Sachs Asset Management, L.P. This represented 4.3% of total commissions paid by the Fund and 0.0066% of the aggregate dollar amount of commission transactions effected by the Fund for the period. Neither a Subadviser nor its affiliated broker-dealer may act as a principal in a transaction involving the Fund.


     In allocating portfolio transactions among broker-dealers, a Subadviser may, but is not required, to consider any sales of shares of the Fund by a particular broker-dealer or its affiliate.


     The Fund may purchase securities of its regular broker-dealers (as defined in Rule 10b-1 under the Act) or their parents. At December 31, 2003, the Fund owned shares of Merrill Lynch and Co., Inc. having a value of $472,133; Bear Stearns, $231,855; Citigroup, Inc., $417,929; Goldman Sachs Group, Inc., $286,317; J.P. Morgan Chase & Co., $374,646; Lehman Brothers Holdings, Inc., $162,162 and Morgan Stanley, $626,732.



                               SHARES OF THE FUND

     The Fund offers one class of Common Shares. The Fund does not have any securities other than its Common Shares.

     Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote. There are no cumulative voting rights; accordingly, the holders of more than 50% of the outstanding shares could elect all of the Trustees. The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholders may call special meetings of the Shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     The Fund's shares do not have liquidation rights, preemptive rights or the right to convert to another security. The shares are not subject to further calls or to assessments by the Fund.

                              PURCHASE AND PRICING

     Shares in the Fund are offered through the Distributor on a continuous basis with a minimum initial investment in the Fund of $50,000 and a minimum additional investment of $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances e.g., for the share purchases by employees of the Parent or its affiliates or purchases through broker-dealer omnibus accounts. The shares in the Fund are sold at the net asset value per share next computed after the purchase order is received in proper form by the Transfer Agent.


     As stated above, the shares are sold at net asset value per share. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles in the United States and applicable rules and regulations of the Securities and Exchange Commission.

     Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Subadviser) or, if there has been no recent sale of securities, at the last bid price on the appropriate exchange. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last quoted sale price or, lacking any sales, at the last quoted bid price on or before the valuation date. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith by a pricing committee established by the Board and pursuant to procedures established by the Trustees.


     Certain investors may purchase or sell shares at the net asset value next determined after orders are entered through authorized broker-dealers, or through other authorized processing organizations that may impose transaction fees and charges in connection with providing this service, which fees and charges the Fund believes will be disclosed to investors. Shares purchased in this manner may be treated by the Fund as part of a single account for purposes of minimum initial investment. Investors are not required to utilize the services of a broker-dealer or other processing organization, and may purchase shares directly from the Fund. Authorized broker-dealers may designate intermediaries to receive purchase and sale orders on behalf of the Fund. In order to facilitate these arrangements, the Fund has appointed several co-transfer agents.

                            FEDERAL INCOME TAX STATUS

     The Fund has elected and qualified, and intends to qualify each year, to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC for any taxable year, the Code requires that, for that taxable year: (i) at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the disposition of stock, securities and foreign currencies or other income derived from the Fund's business of investing in stock, securities and currencies; (ii) the Fund distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") and 90% of its net tax-exempt interest income; (iii) at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets be maintained in cash, U.S. Government securities, securities of other RICs and stock or other securities that represent, with respect to any one issuer, no more than 5% of the value of the Fund's total assets, and no more than 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter, no more than 25% of the value of the Fund's total assets be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     The Fund is subject to Federal income tax as a corporation on its investment Company Taxable Income, but, for any year in which the Fund qualifies as a RIC, it is allowed a deduction based on dividends paid to shareholders in computing such amount. If for any year the Fund does not qualify as a RIC, all of its taxable income for the year will be subject to Federal income tax without a deduction for dividends paid to shareholders, and such distributions will be includable in gross income by the shareholders entitled to payment thereof to the extent of the Fund's current and accumulated earnings and profits. The Fund intends to pay sufficient dividends to avoid liability for Federal income tax, and accordingly does not expect to incur Federal income tax. It may not, however, be possible for the Fund to avoid this tax entirely for all taxable years.

     If at any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five individuals (which for purposes of this analysis includes employee pension and benefit plans like those presently investing in the Fund and certain other entities), the Fund would be a personal holding company ("PHC") under Subchapter G of the Code for such taxable year. For any year that the Fund is a PHC and incurs liability for Federal income tax, the amount of that liability will be computed at the highest rate applicable to corporations. For any year that the Fund is a PHC, it will also be subject to a personal holding company tax (in addition to any Federal income tax or other taxes to which it may be subject) at the current rate of 15% on any undistributed personal holding company income. The Fund was a PHC for each of its completed taxable years, but it has always made sufficient distributions to avoid liability for personal holding company tax. It may not, however, be possible for the Fund to avoid this tax entirely for all taxable years in which it may be a PHC.

     If the Fund qualifies as a RIC but does not meet certain distribution requirements, the Fund will be liable for a 4% non-deductible excise tax on certain undistributed amounts. The Fund intends to comply with those distribution requirements and accordingly does not expect to incur this excise tax. The Fund was a RIC for its 2003 taxable year, but it made sufficient distributions to avoid liability for this excise tax. It may not, however, be possible for the Fund to avoid this tax entirely in all years.


     The Fund may invest in obligations (such as zero coupon bonds) that are issued with original issue discount ("OID"). OID income is accrued and included in Investment Company Taxable Income even if the Fund does not receive any cash from such obligations. Accordingly, the Fund may need to sell some of its assets in order to satisfy the distribution requirements applicable to RICs. The Fund may also invest in other investment vehicles, including other RICs, that in turn invest in stock and other securities issued by foreign issuers. Dividends and other income derived from such foreign issuers may be subject to withholding of foreign taxes, which would reduce the amount ultimately received by the Fund.


     Dividends (other than capital gain dividends and exempt-interest dividends) paid by the Fund, including those distributing any net short-term capital gains, to shareholders subject to Federal income tax thereon, will be taxable as ordinary dividend income, all or part of which may constitute qualifying dividends. Capital gain dividends (distributed from a year's excess of net long-term capital gains over net short-term capital losses), to shareholders subject to Federal income tax thereon will be taxable as long-term capital gains, regardless of how long shareholders have held their shares. In the case of a shareholder other than a corporation, any capital gain dividend distributed by the Fund may qualify for Federal income taxation at a maximum rate of 15%. These rules apply regardless of whether dividends are distributed in cash or shares. Any loss realized upon the redemption of shares not more than six months from the date of acquisition will be treated as a long-term capital loss to the extent of any capital gain dividends during that six-month period. No loss will be allowed on the sale or exchange of shares of the Fund to the extent the shareholder acquires (including through an automatic reinvestment of dividends), or enters into a contract or option to acquire, other shares or substantially identical stock or securities within the 61-day period starting 30 days before the sale or exchange of the shares sold or exchanged.


     If for any taxable year the Fund complies with certain requirements, corporate shareholders may be entitled to a dividends-received deduction for all, or a portion of, dividends paid by the Fund (other than capital gain dividends) that are attributable to dividends received by the Fund from domestic corporations.

     Dividends declared in December of any year that are payable to shareholders of record on a specified date in December will be deemed to have been paid by the Fund and received by shareholders on December 31 of such year if such dividends are actually paid during January of the following year.


     Within 60 days of the end of the Fund's taxable year, the Fund will notify shareholders of the amounts and tax status of dividends and distributions from the Fund. Under Federal income tax laws, the Fund must report to the Internal Revenue Service (the "IRS") all distributions of taxable income, including capital gains, and gross proceeds from redemptions received by all shareholders not exempt from that requirement. If a shareholder who is required to provide the Fund with its correct taxpayer identification number or a certification does not do so, or if the IRS notifies the Fund that a shareholder may not be in compliance with the backup withholding rules, the Fund will be required to withhold from such shareholder's distributions and redemption proceeds, Federal income tax currently at a rate of 28%, and amounts paid to the shareholder will be reduced accordingly.


     Dividends and other distributions from the Fund may also be subject to state and local taxes. Shareholders should consult with their tax advisers concerning the state and local tax consequences of investing in the Fund.

     As stated in the Prospectus, shares of the Fund may be acquired in exchange for securities held by an investor which are acceptable to the Fund. If one or more investors were to effect such an in-kind purchase in exchange for 80% or more of the Fund's shares, the Fund's basis for the securities it accepts from an investor could be that investor's basis therefor, and the investor's basis for the Fund's shares acquired in the exchange could be the investor's basis in the securities exchanged therefor. If that basis is less than the fair market value of the securities at the time of the exchange, the potential tax liability of the investor with respect to the sale or other disposition of the Fund's shares acquired in the exchange would be increased, as would the potential tax liability of the Fund or its shareholders with respect to capital gains realized by the Fund in connection with such securities.

     The foregoing is a general and abbreviated discussion of U.S. Federal income tax consequences to U.S. investors of investing in the Fund. Non-U.S. investors should consult with their tax advisers concerning the possibility that distributions may be subject to withholding of Federal income tax at a rate of 30% (or a reduced rate if provided by treaty).

     All investors, including any subject to special income tax treatment applicable to entities of their type, are encouraged to consult with their tax advisers for more information concerning the Federal, foreign, state and local tax rules applicable to ownership and disposition of shares of the Fund by them.

                                PERFORMANCE DATA


PERFORMANCE INFORMATION

     The following table presents the average annual total return of the Fund for the periods shown, and compares that return to the average annual total return of the Standards & Poor's 500 Index (the "S&P 500") and Morningstar Large Blend Average for those periods.

             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/03

                                          1 YEAR         5 YEARS     SINCE INCEPTION (1/2/96)
                                          ------         -------     ------------------------
The Fund

  Return Before Taxes                      28.92%          0.67%                8.26%
  Return After Taxes
   on Distributions                        28.91%         -0.73%                5.23%
  Return After Taxes on
   Distributions and Sale of

   Fund Shares*                            18.80%          0.32%                5.85%

S&P 500 Index+
  (reflects no deduction
   for fees, expenses or taxes)            28.69%         -0.57%                9.38%

Morningstar Large

  Blend Average (before taxes)#            26.72%         -0.43%                8.19%


* When the return after taxes on distributions and sale of Fund shares is higher than the return before taxes, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the tax benefit of the capital loss increases the return.

+ The S&P 500 is an unmanaged, capitalization-weighted index of 500 commonly traded stocks. Index performance reflects reinvestment of dividends. Source:
    Standard & Poor's.


# Morningstar Large Blend Average is a universe of large-cap blend mutual funds which focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar the S&P 500 Index. For the 1-year, 5-years, and since inception periods ending December 31, 2003 the universe consists of 1442, 916, and 387 funds, respectively. Source: Morningstar Principia Pro Mutual Funds December 2003 release.


     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     PERFORMANCE ADVERTISEMENTS

     From time to time, the Fund may include performance data in advertisements, sales literature or reports to current or prospective shareholders. Performance data about the Fund is based on the Fund's past performance only, and is not an indication of future performance. Performance data may be expressed in various measures, including total return for the Fund's shares or as a statistical reference to the Fund's volatility. Average annual total return figures as prescribed by the Securities and Exchange Commission represent the average annual percentage change in value of a $1,000 investment in the Fund for one-, five, and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent fiscal quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments of other amounts. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. Volatility will be measured as the standard deviation of the Fund's past performance. The Fund may also include in advertisements, sales literature or reports, a comparison of Fund performance to the performance of other mutual funds, recognized services which monitor and/or rank mutual fund performance or various unmanaged indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     Advertisements, sales literature and communications may also contain information about the Fund's, the Manager's or the Subadvisers' current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications.

TOTAL RETURN COMPUTATIONS


     The Fund may include in advertisements or sales literature certain total return information. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. For the years ended December 31, 2003, 2002 and 2001, the Fund's total return was 28.92%, -25.00% and -13.53%, respectively.


     Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)/to the nth power/=ERV

            WHERE:   P = A HYPOTHETICAL INITIAL PAYMENT OF $1,000

                     T = average annual total return

                     n = number of years

                   ERV = ending  redeemable  value  of  a  hypothetical   $1,000
                         payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           n
                     P(1+T) =ATV
                                D

           Where:    P = a hypothetical initial payment of $1,000

                     T = average   annual   total   return   (after   taxes   on
                         distributions)

                     n = number of years

                  ATV  = ending value of a  hypothetical  $1,000 payment made at
                     D the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           n
                     P(1+T) =ATV
                                DR


           Where:    P = a hypothetical initial payment of $1,000

                     T = average   annual   total   return   (after   taxes   on
                         distributions and redemption)

                     n = number of years

                 ATV   = ending value of a  hypothetical  $1,000 payment made at
                    DR the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           6
                    YIELD = 2 [(A-B/CD + 1) -1]

          Where:    A = dividends and interest earned during the period

                    B = expenses accrued for the period (net of reimbursement)

                    C = the average daily number of shares outstanding during the period that were entitled to receive dividends

                    D = the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired, assuming reinvestment of dividends and distributions, and without giving effect to the length of time of the investment according to the following formula:

                            [(B-A)/A](100)=ATR

                  Where:    A = initial investment

                            B = value at end of period

                          ATR = aggregate total return


VOLATILITY COMPUTATIONS


     As stated in the Prospectus, the Fund may include in advertisements and sales literature, certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance. Standard deviation is calculated using a typical standard deviation formula. For the year ended December 31, 2003, the Fund's standard deviation was 17.18% For the year ended December 31, 2002, the Fund's standard deviation was 25.53%. For the year ended December 31, 2001, the Fund's standard deviation was 22.67%.


PERFORMANCE COMPARISONS

     As described in the Prospectus, the Fund may include in advertisements or sales literature, comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends and distributions. Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least 10 business days prior to the payment date. The amount of the Fund's dividends and/or distributions will change from year to year as a result of such factors as the investments made and sold for the Fund, and the fluctuation of the number of the Fund shares outstanding. The fiscal year of the Fund ends on December 31.

                     DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund, a Massachusetts Business Trust formed in 1995, offers one class of shares. The shares have no par value, and the Fund may increase the number of shares without the approval of existing shareholders, provided that any such increase may not decrease the net asset value of the existing shares. Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote.

The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholder may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     Under Massachusetts law, the shareholders and trustees of a business trust like the Fund may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's obligations to third parties, and that every written contract made by the Fund shall contain a provision to that effect. The Fund's Declaration of Trust also requires the Fund to indemnify Trustees against such liabilities and any related claims and expenses. The Fund will not indemnify a Trustee when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The Fund may pay for share sales either in cash or in kind. However, the Fund has chosen to pay all redemptions in cash, at a minimum equal to an amount not to exceed the lesser of $250,000 or 1% of the net aset value of the Fund to any single shareholder in any 90-day period.

                              FINANCIAL STATEMENTS


     The financial statements for the Fund for the year ended December 31, 2003, with related footnotes, are included in the Fund's 2003 Annual Report to Shareholders, which was filed with the Securities and Exchange Commission and are incorporated herein by reference.

                                   APPENDIX A
                      PROXY VOTING POLICIES AND PROCEDURES

The Manager has delegated proxy voting to each of the sub-advisers. Each sub-adviser has its own proxy policies and procedures as stated below.


                          CHARTWELL INVESTMENT PARTNERS

ADOPTED APRIL 11, 1997

AS AMENDED FEBRUARY 1, 2004

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.


                             Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                           I. The Board of Directors

A.       Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining the following factors:

         o long-term corporate performance record of the company's stock relative to a market index;

         o    composition of board and key board committees;

         o    nominee's attendance at meetings (past two years);

         o    nominee's investment in the company;

         o    whether a retired CEO of the company sits on the board; and

         o    whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

         o    corporate governance provisions and takeover activity;

         o    board decisions regarding executive pay;

         o board decisions regarding majority-supported shareholder proposals in back-to-back years;

         o    director compensation; and

         o    interlocking directorships.

WITHHOLD votes from directors who sit on more than six boards.

B.       Chairman and CEO are the Same Person

Vote on a case-by-case basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

a) Designated lead director, elected by and from the independent board members with clearly delineated duties. At a minimum these should include:

    i) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors.

    ii)  Serves as liaison between the chairman and the independent directors.

    iii) Approves information sent to the board.

    iv)  Approves  meeting agendas for the board.

    v) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items.

    vi)  Has the authority to call meetings of the independent directors.

    vii) If requested by major shareholders, ensures that he is available for consultation and direct communication.

b)  2/3  independent  board

c)  All  independent  key  committees

d)  Established governance guidelines

C.       Majority of Independent Directors

WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.       Stock Ownership Requirements

Vote against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       Mandatory Holding Periods

Review on a case-by-case basis shareholder proposals asking companies to adopt holding periods for the executives, taking into account:

         o Whether the company has any holding period or officer ownership requirements in place. These should consist of:

              * Rigorous stock ownership guidelines, or

              * A short-term holding period requirement (six months to one year)
                coupled with a significant long-term ownership requirement, or

              * A meaningful retention ratio

Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.

F.       Term of Office

Vote against proposals to limit the tenure of outside directors.

G.       Director and Officer Indemnification and Liability Protection

Vote  on  a  case-by-case  basis  proposals   concerning  director  and  officer
indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H.       Charitable Contributions

Vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

I.       Open Access

Review on a case-by-case basis shareholder proposals asking for open access, taking into account:

o        The ownership threshold proposed in the resolution
o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


                               II. Proxy Contests

A.       Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the company relative to its industry;

         o    management's track record;

         o    background to the proxy contest;

         o    qualifications of director nominees (both slates);

         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

         o    stock ownership positions of director nominees.

B.       Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.


                                 III. AUDITORS

                               Ratifying Auditors

Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote  against  auditors  and  withhold  votes from Audit  Committee  members if:
              Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees

         o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)

         o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)

         o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]

         o    ALL OTHER FEES


Vote on a case-by-case basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

         o Whether the non-audit fees are excessive (per the formula above) and

         o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote on a case-by-case basis on auditor rotation proposals:

         o    Tenure of Audit Firm

         o    Establishment  and  disclosure  of a renewal  process  whereby the
              auditor  is  regularly   evaluated  for  both  audit  quality  and
              competitive price

         o    Length of the rotation period advocated in the proposal

         o    Significant audit-related issues


                           IV. PROXY CONTEST DEFENSES

A.       Board Structure:  Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

B.       Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed ONLY for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.       Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

D.       Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.       Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

F.       Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


                            V. TENDER OFFER DEFENSES

A.       Poison Pills

Vote for proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

B.       Fair Price Provisions

Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for proposals to lower the shareholder vote requirement in existing fair price provisions.

C.       Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.       Pale Greenmail

Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.       Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.       Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.       White Squire Placements

Vote for proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI. Miscellaneous Governance Provisions

A.       Confidential Voting

Vote for proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

B.       Equal Access

Vote for proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.       Bundled Proposals

Vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.       Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.


                             VII. Capital Structure

A.       Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.       Stock Distributions:  Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       Reverse Stock Splits

Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.       Blank Check Preferred Authorization

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.        Proposals Regarding Blank Check Preferred Stock

Vote for proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.       Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

G.       Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.       Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

o    BANKRUPTCY  - Is the threat of  bankruptcy,  which  would  result in severe
     losses  in   shareholder   value,   the  main   factor   driving  the  debt
     restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.       Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                    VIII. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation
- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


A.       OBRA-Related Compensation Proposals

o   Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o   Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

o   Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.        Proposals to Limit Executive and Director Pay

Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.       Golden and Tin Parachutes

Vote for proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D.       Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

E.       401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

F.       Supplemental Executive Retirement Plans (SERPs)

Vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

G.       Pension Plan Accounting/Executive Compensation

Vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.


                           IX. State of Incorporation

A.       Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.       Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company's state of incorporation.

                     X. Mergers and Corporate Restructurings

A.       Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

o    anticipated financial and operating benefits;

o    offer price (cost vs. premium);

o    prospects of the combined companies;

o    how the deal was negotiated; and

o    changes in corporate governance and their impact on shareholder rights.

B.       Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       Spin-offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.       Changing Corporate Name

Vote for changing the corporate name.


                             XI. Mutual Fund Proxies

A.       Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.       Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.       Fundamental Investment Restrictions

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.       Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

                      XII. Social and Environmental Issues

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o    the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o    whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

o        energy and environment

o        South Africa

o        Northern Ireland

o        military business

o        maquiladora standards and international operations policies

o        world debt crisis

o        equal employment opportunity and discrimination

o        animal rights

o        product integrity and marketing

o        human resources issues

Vote case-by-case on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

         o    Approximate   costs  of   complying   with   current  or  proposed
              environmental laws

         o Steps company is taking to reduce greenhouse gasses or other environmental pollutants

         o    Measurements of the company's emissions levels

         o Reduction targets or goals for environmental pollutants including greenhouse gasses

Vote case-by-case on proposals asking for the preparation of a report on the financial, legal and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

         o Any voluntary labeling initiatives undertaken or considered by the company

Vote against resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

----------------------------------

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

         Proxy voting and Goldman Sachs' understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs' performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs' belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

         The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs' guiding principles.

         PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs' generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs' policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs' portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

         In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs' guiding principles. ISS also assists Goldman Sachs' in the proxy voting process by providing operational, recordkeeping and reporting services.

         Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

         Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs' use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

         FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

----------------------------------


                          IRIDIAN ASSET MANAGEMENT LLC

Iridian Asset Management LLC ("Iridian") will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian's proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company's unique set of circumstances distinguishes it from all others.

SUMMARY OF VOTING GUIDELINES

AUDITORS

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

BOARD OF DIRECTORS

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian will generally vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders. Generally, Iridian's guidelines provide for supporting proposals for declassified boards, cumulative voting, fixed board size, term limits, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness.

SHAREHOLDER RIGHTS

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

PROXY CONTESTS

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis. Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

ANTI-TAKEOVER MEASURES

Iridian's strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

CAPITAL STRUCTURE

The administration of a company's capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in "blank check" preferred stock and the elimination of shareholder preemptive rights.

Iridian generally will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

MERGERS AND CORPORATE RESTRUCTURINGS

Iridian generally will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

EXECUTIVE AND DIRECTOR COMPENSATION

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, implement ESOP's and 401(k) plans, terminate retirement plans for non-employee directors, require director's fees only be paid in stock, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors, repricing underwater stock options and the expensing of stock options.

STATE OF INCORPORATION

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian's view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

SOCIAL RESPONSIBILITY

Iridian will evaluate proposals concerning social and environmental issues on a CASE-BY-CASE basis and cast a vote in a manner which it believes will be in the best interests of shareholders and will ultimately maximize shareholder value.

MISCELLANEOUS

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings
or  approve   "other   business"  and   shareholder   proposals  to  change  the
date/time/location of a corporate meeting

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services ("ISS") as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

----------------------------------

                          MASTRAPASQUA ASSET MANAGEMENT

Mastrapasqua Asset Management has adopted the following guidelines based on the AFL-CIO PROXY VOTING GUIDELINES, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Mastrapasqua shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the interest of the participants and beneficiaries of the plans. Mastrapasqua does not intend for these guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, Mastrapasqua's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. Mastrapasqua shall revise its guidelines as events warrant.

BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS' BLUE RIBBON COMMISSION ON DIRECTOR PROFESSIONALISM (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to  shareholders....  In the view of the Commission,  the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself..." Mastrapasqua holds directors to a high standard when voting on their election, qualifications, and compensation.

Mastrapasqua will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED  ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

o Poor long-term corporate performance record relative to its peer index and S&P 500;

o Lack of majority of independent directors or independence of the full board and key board committees (full independent audit, compensation, and nominating committees);

o   Diversity   of   board;

o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following seven factors:

o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

o Failure to establish any key board committees (i.e. audit, compensation, and nominating);

o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

o Chapter 7 bankruptcy, SEC violations, and criminal investigations;

o Interlocking directorships; and

o Performance of individual directors related to executive compensation matters.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term financial performance of the target company relative to its industry;

o Management's historical track record;

o Background to the proxy contest;

o Qualifications of director nominees (both slates);

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

o Equity ownership positions; and

o Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

One of the principle functions of the board is to monitor and evaluate the performance of the company's management team. A fundamental responsibility of the chairman of the board is to monitor the company's CEO. This duty is obviously compromised if he/she is granted the authority to monitor him/herself. Generally, we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different individuals. However, in certain circumstances such as a small-cap company still in its infancy with a limited group of qualified leaders, it may be entirely appropriate for the CEO and chairman positions to be combined for a limited period of time until the company achieves stability and sustained presence within its competing industry.


INDEPENDENT DIRECTORS

Mastrapasqua believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Mastrapasqua will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including:
employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company;
interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors;

o Vote FOR shareholder proposals that request that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively; and

o Vote AGAINST boards with a majority insider board composition.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

o Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

o Vote AGAINST proposals to eliminate cumulative voting.

o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Mastrapasqua recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Mastrapasqua believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Mastrapasqua may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Mastrapasqua may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Mastrapasqua may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

PROXY CONTEST DEFENSES

POISON  PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o Review, on a CASE-BY-CASE basis, shareholder proposals to redeem a company's poison pill.

o Review, on a CASE-BY-CASE basis, management proposals to ratify a poison pill.

o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments
are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause.

o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

o Vote  AGAINST  proposals  that  provide only  continuing  directors  may elect
replacements  to  fill  board   vacancies.

o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Companies often use proposals that would allow management to increase or decrease the size of the board at its own discretion as a takeover defense. Mastrapasqua supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o Vote FOR proposals that seek to fix the size of the board.

o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


AUDITORS

RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron, Waste Management, and Sunbeam illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five accounting firms, revenues from non-audit services has grown from 13% of total revenues in 1981 to half of total revenue in 2000. Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions, upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

o Vote FOR proposals to ratify auditors when the amount of audit fees is greater than that for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than that for consulting fees.

o Support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation or prohibiting companies from buying consulting services from their auditor.


ACQUISITIONS AND MERGERS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium).

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?

o Fairness opinion (or lack thereof);

o Changes in corporate  governance and their impact on shareholder rights; and

o Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair   price  provisions  were  originally  designed  to
specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring  proposals,  including minority squeeze
outs,  leveraged  buyouts,  spin-offs,   liquidations,   and  asset  sales,  are
considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

SHAREHOLDER RIGHTS

CONFIDENTIAL VOTINGThe confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

o Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.Mastrapasqua supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, Mastrapasqua will support increases in authorized common stock to fund stock splits that are in shareholders' interests.

Mastrapasqua will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. Mastrapasqua will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

o Review, on a CASE-BY-CASE basis, proposals to increase the number of shares of common stock authorized for issue.

o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent, unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security that has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o Review, on a CASE-BY-CASE basis, proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

o Review, on a CASE-BY-CASE basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

o Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

o Review, on a CASE-BY-CASE basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review, on a CASE-BY-CASE basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

o DILUTION: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL: Will the transaction result in a change-in-control of the company?

o BANKRUPTCY: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

o POSSIBLE SELF-DEALINGS: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK OPTION PLANS

Mastrapasqua supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Mastrapasqua supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Mastrapasqua will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

Mastrapasqua will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. Mastrapasqua will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o DILUTION:  Vote AGAINST  plans in which the  potential  voting power  dilution
(VPD) of all shares outstanding exceeds 12 percent.

o FULL MARKET VALUE: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the 5 most highly compensated employees, we accept a 15 percent discount.

o REPRICING: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

o The repricing is value for value;

o If the five most highly compensated employees are excluded from the repricing;

o If the plan is broad based; and

o If the current vesting schedule is maintained.

OBRA-RELATED  COMPENSATION  PROPOSALS

o Vote FOR amendments that place a cap on annual grants or amend administrative features.

o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year. Vote AGAINST plans that are deemed to be excessive because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders. Mastrapasqua advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o  Generally   vote  FOR   shareholder   proposals  that  seek  to  provide  for
performance-based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

o VOTE FOR SHAREHOLDER PROPOSALS TO ALL HAVE GOLDEN AND TIN PARACHUTE AGREEMENTS SUBMITTED FOR SHAREHOLDER RATIFICATION.

o GENERALLY VOTE AGAINST ALL PROPOSALS TO RATIFY GOLDEN PARACHUTES.

o VOTE ON TIN PARACHUTES ON A CASE-BY-CASE  BASIS.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

VOTE FOR PROPOSALS THAT REQUEST SHAREHOLDER APPROVAL IN ORDER TO IMPLEMENT AN ESOP OR TO INCREASE AUTHORIZED SHARES FOR EXISTING ESOPS EXCEPT IN CASES WHEN THE NUMBER OF SHARES ALLOCATED TO THE ESOP IS DEEMED "EXCESSIVE" (I.E., GENERALLY GREATER THAN FIVE PERCENT OF OUTSTANDING SHARES).


                             STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review, on a CASE-BY-CASE basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental, and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o Percentage of sales, assets, and earnings affected;

o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o Whether the issues presented should be dealt with through government or company-specific action;

o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o Whether the company's analysis and voting recommendation to shareholders is persuasive;

o What its  industry  peers have done in  response  to the  issue;

o Whether the proposal itself is well framed and reasonable;

o Whether implementation of the proposal would achieve the objectives sought in the proposal; and

o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL  POLICY  REVIEW AND  SHAREHOLDER  ADVISORY  COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

o Generally support reports on foreign military sales and economic conversion of facilities.

o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

o Vote FOR legal and  regulatory  compliance  and  public  reporting  related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

o Vote FOR non-discrimination in salary, wages, and all benefits.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the NATIONAL ASSOCIATION OF MANUFACTURERS and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

o  Support  non-discrimination  in  retirement  benefits.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. Mastrapasqua supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o Vote FOR the adoption of the CERES Principles.

o Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. Mastrapasqua will generally support proposals that:

o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

o Create incentives to encourage suppliers to raise standards rather than terminate contracts.

o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o Request public disclosure of contract supplier reviews on a regular basis.

o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

Mastrapasqua generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

o Support the implementation and reporting on ILO codes of conduct.

o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Mastrapasqua generally supports shareholder proposals that call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

----------------------------------


                           SIPHRON CAPITAL MANAGEMENT

As a general guideline, Siphron Capital Management (SCM) will vote proxies in such a manner that achieves the maximization of value for the client consistent with responsible social policy. Our fiduciary duty is to exercise proxy votes in a manner which benefits plan participants and gives shareholders a greater say in decisions formerly made exclusively by the Board of Directors and/or management.

It is the stated policy of Siphron Capital Management to vote all proxies in accordance with AIMR principals. In accordance with these principals, SCM follows the guidelines below in voting shareholder proxies:

o SCM will conduct due diligence to ascertain that it has received all proxies to which it is entitled to vote.

o    All such proxies WILL BE VOTED. There are no exceptions.

o Proxies will be voted in a way that solely represents the best interests of the pension plan beneficiaries and participants whose shares SCM is voting.

o    Proxies will be voted only after careful study of all issues involved.

o Siphron Capital Management will not be influenced by any factors other than its fiduciary duties. In voting proxies, SCM will act objectively and use independent judgment.

o Records will be maintained as to how and why proxy votes were cast. These records must be kept for a period of at least five years.

o Any potential conflicts of interest must be identified and resolved before voting any proxies.

The designated persons who have authority to vote any proxies sent to Siphron Capital Management are DAVID C. SIPHRON, Chief Investment Officer, PETER D. SIPHRON, Senior Vice President and Director of Research, and MELISSA SIPHRON, Vice President and Operations Manager.

With respect to specific issues, Siphron Capital Management uses the following guidelines in voting For/Against selected topics: *

                                       FOR

Good corporate governance.
Issues that realize maximum shareholder values.
Management accountability to shareholders.
The annual election board of directors (the majority to be independent).
The repeal of a staggered board (i.e, declassifying the board).
Confidential voting of proxies and disclosure of a company's voting and balloting procedure.
Giving shareholders a vote when companies want to adopt poison pills and other anti-takeover defenses (i.e. provisions affecting corporate control).
The expensing of stock options.


                                     AGAINST

Excessive executive compensation.
Unreasonable stock option plans, or the re-pricing of options.
Staggered and unlimited director terms.
Golden parachutes.
Sweetened preferred deals or poison pills.

*NOTE: THE OVERRIDING FACTOR IN ALL CASES IS THAT THE BEST INTERESTS OF THE PLAN PARTICIPANTS AND BENEFICIARIES MUST BE HELD PARAMOUNT.

                                     PART C

                                OTHER INFORMATION

Item 22.    Exhibits

         (a)      1.       Declaration of Trust of the Fund dated September 27,
                  1995 (Incorporated by reference to the Fund's initial Registration Statement (File No. 33-98164) filed on ______,
                  1995)

                  2. First Amendment to Declaration of Trust dated December 11, 1995 (Incorporated by reference to Post-Effective Amendment No. 1 to the Fund's Registration Statement (File No. 33-98164) filed on July 30, 1996)

                  3. Second Amendment to Declaration of Trust dated December 23, 2003--to be filed by subsequent amendment

         (b) By-Laws of the Fund (Incorporated by reference to the Fund's initial Registration Statement (File No. 33-98164) filed on ______, 1995).

         (c) Rights of security holders are contained in Sections _____ of the Fund's Declaration of Trust and Sections ______ of the Fund's By-Laws.

         (d)      1.       Form of Management Agreement between the Fund and
                           Evaluation Associates Capital Markets, Incorporated, as Manager (the "Manager") (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
                           Registration Statement (File No. 33-98164) filed on
                           November 24, 1995)

                  2. Form of Sub-Advisory Agreement among the Fund, the Manager and Iridian Asset Management LLC (Incorporated by reference to Post-Effective Amendment No. 1 to the Fund's Registration Statement (File No. 33-98164) filed on July 30, 1996)

                  3. Form of Sub-Advisory Agreement among the Fund, the Manager and Mastrapasqua & Associates, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement (File No. 33-98164) filed on February 28, 1997)

                  4. Form of Sub-Advisory Agreement among the Fund, the Manager and Siphron Capital Management (Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement (File No. 33-98164) filed on February 28, 1997)

                  5. Form of Sub-Advisory Agreement among the Fund, the Manager and Chartwell Investment Partners (Incorporated by reference to Post-

                           Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-98164) filed on April 25,
                           2003)

                  6. Sub-Advisory Agreement among the Fund, the Manager and Goldman Sachs Asset Management, L.P. - to be filed by subsequent amendment

         (e) Form of Distribution Agreement between the Fund and EAI Securities, Inc., as Distributor (Incorporated by reference to the Fund's initial Registration Statement (File No. 33-98164) filed on ______, 1995)

         (f)      Bonus and Profit Sharing Contracts - Not Applicable

         (g) Form of Custody Agreement between the Fund and Boston Safe Deposit and Trust Company, as Custodian (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-98164) filed on November 24, 1995)

         (h)      1.       Form of Transfer Agency Agreement between the Fund
                           and DST Systems, Inc., as Transfer Agent
                           (Incorporated by reference to Pre-Effective Amendment
                           No. 1 to the Registrant's Registration Statement
                           (File No. 33-98164) filed on November 24, 1995)

                  2. Form of Portfolio Accounting and Administrative Services Agreement between the Fund and Van Eck Associates Corporation. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-98164) filed on November 24, 1995)

         (i) Opinion and Consent of Day, Berry & Howard (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-98164) filed on November 24, 1995)

         (j)      Consent of PricewaterhouseCoopers LLP (filed herewith)

         (k)      Omitted Financial Statements - Not Applicable

         (l)      Initial Capital Agreements - Not Applicable

         (m)      Rule 12b-1 Plan - Not Applicable

         (n)      Rule 18f-3 Plan - Not Applicable

         (o)      Reserved

         (p)      1.       Codes of Ethics for Fund, its Manager and its
                           Principal Underwriter (Incorporated by reference to Post-Effective Amendment No. 7 to the Fund's
                           Registration Statement (File No. 33-98164) filed on
                           May 3, 2001)

                  2. Codes of Ethics for Iridian Asset Management LLC (Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement (File No. 33-98164) filed on April 28, 2000)

                  3. Codes of Ethics for Mastrapasqua & Associates (Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement (File No. 33-98164) filed on April 28, 2000)

                  4. Codes of Ethics for Goldman Sachs Asset Management (Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement (File No. 33-98164) filed on April 28, 2000)

                  5. Codes of Ethics for Siphron Capital Management (Incorporated by reference to Post-Effective Amendment No. 7 to the Fund's Registration Statement (File No. 33-98164) filed on May 3, 2001)

                  6. Codes of Ethics for Chartwell Investment Partners (Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-98164) filed on April 25, 2003)

Item 23.    Persons Controlled By or Under Common Control with the Fund

          None

Item 24.    Indemnification

         Under Section 4.3 of the Fund's Declaration of Trust, the Fund will indemnify its Trustees and officers against and hold them harmless from all liability and expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they became involved by virtue of having been a Trustee or officer and all amounts paid or incurred in settlement thereof. The Fund will not indemnify a Trustee or officer when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

         Under Section 4.3 of the Fund's Declaration of Trust, the Fund has the power to purchase liability insurance for shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Fund. The Fund and/or the Manager has purchased such liability insurance for such parents.

          Section 4.1 of the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's obligations to third parties.

[Reference should also be made to any relevant sections of the Fund's By-Laws and material agreements with a general description of the indemnification provisions provided in those sections]

         Insofar as indemnification for liability under the Securities Act of 1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. In addition, no indemnification shall occur as a result of actions which constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 25.    Business and Other Connections of Investment Advisers

         The description of Evaluation Associates Capital Markets, Incorporated (the Fund's Manager) and each of the Subadvisers under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory and Other Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. The business and other connections of the Manager and each of the Subadvisers are listed in Schedules A and D of their respective Forms ADV as currently on file with the Securities and Exchange Commission, the texts of which schedules are incorporated herein by reference. The file numbers of such ADVs are as follows:

Evaluation Associates Capital Markets, Incorporated -- File No. 801-41771 Goldman Sachs Asset Management -- File No. 801-47681
Iridian Asset Management LLC -- File No. 801-50661
Mastrapasqua & Associates, Inc. -- File No. 801-43315
Siphron Capital Management -- File No. 801-37786
Chartwell Investment Partners -- File No. 801-54124

Item 26.    Principals Underwriters

         (a) EAI Securities, Inc. does not act as a principal underwriter, depositor or investment adviser for any other investment company.

         (b) The following persons are directors, officers or partners of EACM Securitie, Inc.:

Name and Principal         Positions and Officers         Positions and Officers
Business Address           with Underwriter               with Registrant
------------------         ----------------------         ----------------------
Robert A. Jaeger           Director, President            None
200 Connecticut Ave.       Chief Executive Officer
Norwalk, CT 06854          and Treasurer

Phillip N. Maisano         Director, Chairman             President and
200 Connecticut Ave.                                      Trustee
Norwalk, CT 06854

Robert B. Mayerick         Senior Vice President          None
200 Connecticut Ave.
Norwalk, CT 06854

William C. Crerend         Senior Vice President          None
200 Connecticut Ave.
Norwalk, CT 06854

Patrick J. Moriarity       Senior Vice President          None
200 Connecticut Ave.
Norwalk, CT 06854

Andrew R. Mylott           Vice President and Counsel     Vice President and
200 Connecticut Ave.                                      Secretary
Norwalk, CT 06854

Elke Bartel                Secretary                      None
200 Connecticut Ave.
Norwalk, CT 06854

         (c)      Not Applicable

Item 27.    Location of Accounts and Records

         All accounts and records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 promulgated thereunder are maintained in the following locations.

         (a) Records forming the basis for financial statements of the Fund are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958.

         (b)      (1)      Journals containing an itemized daily record of all
                           securities transactions, receipts and disbursements of cash and all other debits and credits are kept at the principal offices of the Manager at 200
                           Connecticut Avenue, Suite 700, Norwalk, Connecticut
                           06854-1958, the Sub-Advisers at their respective addresses listed for them in the Prospectus, and at the principal offices of the Custodian at One Beacon
                           Place, Boston, Massachusetts 02108.

                  (2) General and auxiliary ledgers are kept at the principal offices of the Manager at 200 Connnecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                  (3) A securities record or ledger reflecting separately for each portfolio security as of trade date all "long" and "short" positions carried by the Fund for its own account and showing the location of all securities long and the off-setting position to all securities short is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or at the principal offices of the Custodian at One Boston Place, Boston, Massachusetts 02108.

                  (4) The Fund's Declaration of Trust, By-laws, and minute books are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                  (5) The records of brokerage orders are kept at the principal offices of the Subadvisers at the addresses listed for them in the Prospectus and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                  (6) A record of all other portfolio purchases and sales is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016, or at the principal offices of the Custodian at One Boston Place, Boston, Massachusetts 02108.

                  (7) A record of the proof of money balances is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 and at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016.

                  (8) A record of the basis for the allocation of brokerage transactions and brokerage commissions is kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 or at the offices of the Subadvisors at the addresses listed for them in the Prospectus.

                  (9) A record of the persons authorizing the purchase or sale of portfolio securities is kept at the principal offices of the Subadvisers at the addresses listed for them in the Prospectus.

                  (10) Copies of all advisory materials from the Manager and the Subadvisors are kept at the principal offices of the Manager at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, at the Administrator at 99 Park Avenue, 8th floor, New York, New York 10016 or at the offices of the Subadvisors at the addresses listed for them in the Prospectus.

         (c)      Not Applicable

         (d) The Fund believes that the Distributor of the Fund maintains the records required by Rule 31a-1(d) under the Investment Company Act.

         (e)      Not applicable.

         (f) The Fund believes that the Manager and each Subadvisor maintains the records required by Rule 31a-1(f) under the Investment Company Act.

Item 28.    Management Services

          Not Applicable

Item 29.    Undertakings

          Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut on the 30th day of April 2004.

                                        EACM SELECT MANAGERS EQUITY FUND

                                        By:  /s/ Andrew R. Mylott
                                        -----------------------------------
                                        Name: Andrew R. Mylott
                                        Title: Vice President and Secretary

            Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 10 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes William C. Crerend such person's true and lawful attorney, with full power to him to sign for such person and in such person's name and capacity indicated below, and any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments.

 *                                   Trustee and President   April 30, 2004
----------------------------------
Phillip N. Maisano

 *                                   Trustee and Senior      April 30, 2004
----------------------------------   Vice President
Keith Stransky

 *                                   Trustee                 April 30, 2004
----------------------------------
Neal Jewell

 *                                   Trustee                 April 30, 2004
----------------------------------
James Schuppenhauer

 *                                   Trustee                 April 30, 2004
----------------------------------
Charles Collard

 *                                   Treasurer               April 30, 2004
----------------------------------
Peter Gwiazdowski

/s/ William C. Crerend               Vice President and      April 30, 2004
----------------------------------   Secretary
William C. Crerend

* By:  /s/ Andrew R. Mylott
       ---------------------------
       Andrew R. Mylott
       Attorney-in-Fact

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
(j)              Consent of PricewaterhouseCoopers LLP